EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of VIP Play, Inc., (the “Company”) on Form 10-K for the 12-month period ended June 30, 2025 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Les Ottolenghi, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that;

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Les Ottolenghi
Name: Les Ottolenghi
Title: Chief Executive Officer
Date: September 29, 2025